CODE OF ETHICS

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

December 1, 2005

Pursuant to Rule 17j-1 of the Investment Company Act of 1940 and

Rule 204A-1 of the Investment Advisers Act of 1940 and

12 C.F.R. 9.5(b) and 12 C.F.R. 12.7(a), (b) and (c)

A Commitment to Integrity

I.	Statement of Principles - This Code of Ethics (the “Code”) is applicable to Consulting Group Capital Markets Funds (the “Fund”), the Unit Investment Trusts (the “UITs”), all employees of the Tailored Portfolio Group (“TPG”) and Citigroup Investment Advisory Services (“CIAS” and, together with TPG, the Fund and UITs, the “Complex Entities”) in order to establish rules of conduct for persons who are associated with the Complex Entities. The Code is also applicable to certain persons who are associated with Citigroup Global Markets Inc. (“CGMI”) who perform duties relating to with the UITs, as well as certain persons associated with Citibank N.A. (“Citibank”) who perform duties relating to TPG. The Code’s purpose is to: (i) minimize conflicts and potential conflicts of interest between (a) employees of the Complex Entities on one hand, and TPG’s clients, shareholders of the Fund or unitholders of the UITs on the other hand, (b) trustees of the Fund and the Fund, and (c) the UIT Oversight Committee and the UITs; (ii) provide policies and procedures consistent with applicable law and regulation, including the Office of the Comptroller of the Currency’s regulation governing the fiduciary and securities activities of national banks, Rule 17j-1 under the Investment Company Act of 1940 (the “1940 Act”) and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”), and other applicable provisions of the Federal securities laws; and (iii) prevent fraudulent or manipulative practices with respect to purchases or sales of securities held or to be acquired by shareholders or unitholders. All employees and certain immediate family members of the Complex Entities, including employees who serve as officers or trustees of the Fund, all trustees of the Fund, members of the UIT Oversight Committee, and certain other persons employed by Citigroup Global Markets Inc. (“CGMI”) or Citibank are Covered Persons under this Code. The defined term “Covered Persons” is described in Section II below.

Personnel of the Complex Entities and certain personnel of CGMI as identified in Section II below owe a fiduciary duty to the shareholders of the Fund and unitholders of the UITs, as applicable, and must put the interests of such persons first, must protect the confidentiality of the holdings of the Fund and UITs, must not take inappropriate advantage of any position of employment with a Complex Entity or CGMI, must not act upon non-public information, and must fulfill fiduciary obligations. Personal securities transactions by Covered Persons (including certain transactions in the 401(k) plan of Citigroup, its affiliates and its subsidiaries (the “Firm”)) shall adhere to the requirements of this Code and shall be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of the person’s position of trust and responsibility. While the Code is designed to address both identified conflicts and potential conflicts, it cannot possibly be written broadly enough to cover all potential situations. In this regard, Covered Persons are expected to adhere not only to the letter, but also the spirit, of the policies contained herein. All trustees of the Fund and members of the UIT Oversight Committee owe a fiduciary duty to the Fund and UITs, respectively, and to the shareholders of the Fund and unitholders of the UITs, respectively, when conducting their personal investment transactions. At all times and in all matters, Fund trustees and the UIT Oversight Committee members shall place the interests of the Fund and UITs before their personal interests. The fundamental standard to be followed in personal securities transactions is that Covered Persons may not take inappropriate advantage of their positions.

As a matter of law and of this Code, no employee of a Complex Entity and those employees of CGMI identified in Section II below must ever discuss (except for those individuals who already know about such information before the conversation) a trade in a security, option, or commodity (including shares of a proprietary open-end or closed-end mutual fund or unit investment trust) or disseminate non-public information while in possession of material, non-public information about the issuer or the market for those securities or commodities, even if the employee has satisfied all other requirements of this Code. From time to time, the Compliance Department (the “Compliance Department”) may notify employees who are deemed to be in possession of material non-public information that they are restricted from trading certain securities, which may include mutual funds, for a period of time determined by the Compliance Department. Where such a restriction applies to a money market fund, the restriction would extend to check writing, where such a facility is available.

Employees of a Complex Entity are also subject to and must comply with the requirements of the Federal securities laws, certain provisions of which are addressed in other Citigroup policies including the: [Citigroup Code of Conduct; CIAS Non-Public Information and Chinese Wall Policy; Information Barrier Policy; policies on insider trading; the purchase and sale of securities listed on any applicable Citigroup restricted list; the receipt or giving of gifts; Cash and Non-Cash Compensation; Disclosure of Open-End Mutual Fund Positions Policy; Market Timing Policy; and Regulation FD Fair Disclosure Policy]. These and other relevant CIAS policies and procedures are available on FCLinx.

The Code is very important to each of the Complex Entities, the shareholders of the Fund, the unitholders of the UITs, and each of the affiliated entities of the Complex Entities. The reputation of the Complex Entities and their employees for “best practices” and integrity is a priceless asset, and all employees have the duty and obligation to support and maintain it when conducting their personal securities transactions. If you should have any questions about the Code or any procedures hereunder, please contact the Compliance Department.

II.	Covered Persons - This Code applies to the following persons:

1.

Fund, UITs, CIAS and CGMI and Citibank Employees: Every (i) permanent employee of the Fund, UITs, and CIAS, including all employees who serve as officers or trustees of the Fund and, generally, temporary workers, independent contractors, and consultants (except as provided in Section IV) working for any Complex Entity (“Covered Complex Entity Employee”) and (ii) employee of CGMI or Citibank who makes, participates in or obtains information regarding the purchase or sale of Covered Securities (as defined in Section V below) by TPG, the Fund or UITs, or whose functions relate to the making of any recommendation to TPG, the Fund or UITs regarding the purchase or sale of Covered Securities, or employee of CGMI serving on the UIT Oversight Committee (“Covered CGMI Employee” and, together with a Covered Complex Entity Employee, “Covered Employee”), must comply with all of the provisions of the Code applicable to Covered Employees unless otherwise indicated. Certain employees (i.e., portfolio managers, traders and research analysts (and each of their assistants) who perform duties on behalf of TPG, the Fund or UITs) are subject to certain additional restrictions outlined in the Code. All other employees of Complex Entities are considered to be “Advisory Personnel.”

The policies, procedures, and restrictions referred to in this Code also apply to an employee’s spouse, significant other and minor children. The Code also applies to any other account over which the employee is deemed to have beneficial ownership (this includes accounts of any immediate family members sharing the same household as the employee; accounts in which the employee otherwise has a pecuniary interest that allows the employee directly or indirectly to profit or share in any profit; a legal vehicle of which the employee is the controlling equity holder; and an entity in which the employee has an equity interest, provided the employee also has or shares investment control over the securities held by such entity); and any account over which the employee may otherwise be deemed to have control. For a more detailed description of beneficial ownership, see Exhibit A attached hereto.

2.	Fund Trustees and UIT Oversight Committee members: Independent Fund trustees are only subject to the relevant parts contained in Section I - Summary of Principals, Section II - Covered Persons, Section III Monitoring and Enforcement, Section V - Accounts and Transactions Covered by this Code, Section IX - Blackout Periods, Section XVI - Fund Trustees, Section XVII - Handling of Disgorged Profits, Section XVIII - Confidentiality, Section XIX - Other Laws, Rules and Statements of Policy, and Section XXII - Exceptions to the Code. However, a Fund trustee or UIT Oversight Committee member who is also an employee of a Complex Entity or CGMI is subject to all provisions of this Code. Independent trustees should consult with independent counsel with regard to any questions concerning their responsibilities under the Code.

3.	Complex Entity Senior Executives: Certain senior executives of the Complex Entities, in addition to this Code, are also Covered Persons under the Citigroup Personal Trading Policy (“CPTP”). Additional requirements of the CPTP are described in Sections VIII and XIII of this Code.

III.	Monitoring and Enforcement - It is the responsibility of each Covered Person to act in accordance with a high standard of conduct and to comply with the policies and procedures set forth in this document, and to report any violations promptly to the Compliance Department. The Complex Entities take seriously their obligation to monitor the personal investment activities of their employees, and to review the periodic reports of all Covered Persons. Any violation of this Code by employees will be considered serious, and may result in disciplinary action, which may include the unwinding of trades, disgorgement of profits, monetary fine or censure, and suspension or termination of employment. Any violation of this Code by a Covered Employee will be reported by the Compliance Department to the person’s supervisor (and in turn from the person’s supervisor to the person), and to the Chief Compliance Officer or other relevant officer of TPG, the Fund, UITs, CIAS, CGMI or Citibank, as applicable.

IV.

Opening and Maintaining Employee Accounts - All employees’ brokerage accounts, including accounts maintained by a spouse or significant other, for which the employee is deemed to have beneficial ownership, any other accounts over which the employee, spouse and/or significant other exercises control, must be maintained at Smith Barney (“SB”). In circumstances limited to TPG, certain employees may also maintain brokerage accounts with Citicorp Investment Services (“CIS”). For spouses or other persons who, by reason of their employment or exceptional circumstances, are required to conduct their securities, commodities or other financial transactions outside of SB, employees may submit a written request for an exemption to the Compliance Department (See attached Exhibit B - Outside Brokerage Account Approval Request Form). If approval is granted, copies of trade confirmations and periodic (monthly or quarterly) statements must be sent to the Compliance Department. In addition, all other provisions of this Code will apply. The above policy also applies to temporary personnel, independent contractors, and consultants who have been or will be working at a Complex Entity for at least one year. It is each Complex Entity’s responsibility to identify any temporary personnel, independent contractors, and consultants subject to this provision.

V.	Accounts and Transactions Covered by this Code - The following types of securities are covered (“Covered Securities”) by this Code:

1.	Stocks, notes, bonds, closed-end funds, offshore mutual funds, hedge funds, exchange traded funds (“ETFs”), debentures, and other evidences of indebtedness, including senior debt, subordinated debt, investment contracts, commodity contracts, futures and all derivative instruments such as options, warrants and indexed instruments, or, in general, any interest or instrument commonly known as a “security.” All provisions of this Code cover transactions in these securities.

2.	Consulting Group Capital Markets Funds and any open-end U.S. mutual funds for which CIAS serves as manager or CGMI serves as the principal underwriter currently or in the future (with the exception of money market funds) are subject to the provisions of this Code as follows: (i) shares beneficially owned by any Covered Employee must be held in an account maintained at SB (or CIS for certain TPG employees only) (in accordance with Section IV above); and (ii) shares beneficially owned by any Covered Employee must be held for a period of at least 90 calendar days (in accordance with Section VII below).

VI.	Excluded Accounts and Transactions - The following types of accounts and investment activities need not be maintained at SB, nor are they subject to the other restrictions of this Code:

1.	Open-end U.S. mutual funds that are not managed by CIAS or principally underwritten by CGMI and are purchased directly from that fund company. Note: transactions relating to closed-end funds are subject to the pre-clearance, blackout period and other restrictions of this Code;

2.	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. The employee must direct the trustee/bank to furnish copies of confirmations and statements to the Compliance Department;

3.	Fully discretionary accounts managed by either an internal or external registered investment adviser are permitted and may be custodied away from SB if: (i) the employee receives permission from the Chief Compliance Officer or designee, and (ii) there is no communication between the investment adviser and the employee with regard to investment decisions prior to execution. The employee must designate that copies of trade confirmations and periodic (monthly or quarterly) statements be sent to the Compliance Department;

4.	Employees may participate in direct investment programs that allow the purchase of securities directly from the issuer without the intermediation of a broker/dealer provided that the timing and size of the purchases are established by a prearranged, regularized schedule. Employees must pre-clear the transaction at the time that the dividend reinvestment program is being set up. (No provision in this Code requires a Covered Person to report or pre-clear a particular instance of dividend reinvestment once the applicable dividend reinvestment program has been properly pre-cleared);

5.	In addition to the foregoing, the following types of securities are exempted from pre-clearance, blackout periods, reporting and short-term trading requirements: proprietary money market funds; U.S.-registered non-proprietary open-end mutual funds for which CIAS does not serve as the investment adviser or CGMI does not serve as the principal underwriter currently or in the future; unit investment trusts that invest in unaffiliated mutual funds; Qualified Tuition Programs (“Section 529 plans” or “College Savings Plans”), U.S. Treasury bills, bonds and notes; mortgage pass-throughs (e.g., Ginnie Maes) that are direct obligations of the U.S. government; bankers’ acceptances; bank certificates of deposit; commercial paper; and high quality short-term debt instruments (meaning any instrument that has a maturity at issuance of less than 366 days and that is rated in one of the two highest rating categories by a nationally recognized statistical rating organization, such as S&P or Moody’s), including repurchase agreements; and

6.	The exercise, including the “exer-sale” (“sell to cover”) of Citigroup options received through any of the compensation programs, unless the employee is subject to the provisions of the CPTP (as referenced in Section II above).

VII.	Securities Holding Period/Short-Term Trading - Securities transactions by Covered Employees must be for investment purposes rather than for speculation. Consequently, all Covered Employees must adhere to the following:

1.	Proprietary open-end U.S. mutual fund shares and open-end U.S mutual funds for which CIAS is the investment adviser or CGMI is the principal underwriter currently or in the future (with the exception of money market funds), including shares held in the Firm’s 401(k) Plan, may not be redeemed or exchanged within 90 calendar days of purchase or prior exchange. A redemption or exchange of shares in a fund cannot be made within 90 calendar days of the latest purchase of shares from that fund, and must be held for investment purposes and not for speculation. Please note, depending upon the circumstances, the sale or exchange of shares in a proprietary open-end mutual fund or an open-end mutual fund managed by CIAS or principally underwritten by CGMI either currently or in the future, even beyond the 90 calendar days, and could raise “short-term” trading concerns. The following situations are not subject to the 90 calendar day holding period: (i) redemptions or exchanges from a systematic purchase plan; (ii) dividend reinvestments; (iii) changes to investment fund options to prospective contributions into the Firm’s 401(k) Plan;

2.	For all securities other than shares in proprietary open-end U.S. mutual funds and open-end U.S. mutual funds managed by CIAS or principally underwritten by CGMI currently or in the future, securities may not be sold within 60 calendar days, calculated on a First In, First Out (“FIFO”) basis;

3.	Citigroup securities received as part of an employee’s compensation are not subject to the 60 calendar day holding period; and

4.	All profits from short-term trades, including exchanges of proprietary open-end mutual funds or open-end mutual funds managed by CIAS or principally underwritten by CGMI either currently or in the future, are subject to disgorgement.

VIII.	Pre-Clearance/Notification - All Covered Complex Entity Employees and temporary workers at a Complex Entity, and Covered CGMI Employees, must pre-clear all personal securities transactions as set out below (see Section VI for a listing of accounts, transactions and securities that do not require pre-clearance). See attached Exhibit C or Exhibit D, as applicable - Employee Trade Pre- Approval/Notification Form and Exhibit L - Temporary Workers/Independent Contractors Pre-Trade Approval/Notification Form. A copy of these forms and other relevant forms can be also be found by accessing FCLinx or the Citigroup Private Bank Compliance intranet site.

1.	For all securities other than shares in proprietary open-end U.S. mutual funds or open-end U.S. mutual funds managed by CIAS or principally underwritten by CGMI either currently or in the future, a transaction must not be executed until the employee has received the necessary approval from the Compliance Department. Pre-clearance is valid only on the day it is given. If a transaction is not executed on the day pre-clearance is granted, it is required that pre-clearance be sought again on a subsequent day (i.e., open orders, such as limit orders, good until cancelled orders and stop-loss orders, must be pre-cleared each day until the transaction is effected). In connection with obtaining approval for any personal securities transaction, employees must describe in detail any factors that might be relevant to an analysis of the possibility of a conflict of interest.

2.	Purchases, redemptions and exchanges of proprietary open-end U.S. mutual funds or open-end U.S. mutual funds managed by CIAS or principally underwritten by CGMI either currently or in the future must not be executed until a notification has been sent to and acknowledged by the Compliance Department. A notification is valid only on the day that it is sent.

3.	Contributions, redemptions (subject to the 90 calendar day holding period) and exchanges of proprietary open-end U.S. mutual funds or open-end U.S. mutual funds managed by CIAS or principally underwritten by CGMI either currently or in the future in the Firm’s 401(k) Plan are not subject to pre-clearance or notification requirements.

4.	Any trade that violates the pre-clearance/notification process may be unwound at the employee’s expense, and the employee will be required to absorb any resulting loss and to disgorge any resulting profit.

5.	Covered Employees are prohibited from engaging in more than 20 transactions (not including purchases, redemptions or exchanges of shares in proprietary or non-proprietary mutual funds) in any calendar month, except with prior written approval from their relevant [CIO/]Chief Compliance Officer, or designee. The Compliance Department must receive prompt notification and a copy of any such written approval.

6.	Covered Complex Entity Employees subject to the CPTP (as referenced in Section II above) must obtain pre-clearance to make a charitable gift of securities (including a charitable gift of Citigroup securities).

7.	All Covered Complex Entity Employees must make a quarterly report to the Compliance Department within 10 calendar days after quarter-end if the Covered Complex Entity Employee acquires any or disposes of any securities (from any account over which the employee exercises control) by gift. This report containing the details of the security, date of gift, number of shares or par value, donor/donee and account where held may be made by E-Mail to the Compliance Department.

IX.	Blackout Periods - No Covered Person shall purchase or sell, directly or indirectly, any security in which he/she has, or by reason of the transaction acquires, any direct or indirect beneficial ownership if he/she has knowledge at the time of such transaction that the security is being purchased or sold, or is being considered for purchase or sale by the Fund or UITs. In addition, the following Blackout Periods apply to the categories of employees listed below:

1.	Portfolio Managers and Portfolio Manager Assistants – may not buy or sell any securities for personal accounts seven calendar days before or after managed funds or client accounts he/she manages trade in that security;

2.	Traders and Trader Assistants – may not buy or sell any securities for personal accounts three calendar days before or seven calendar days after managed funds, UITs or client accounts he/she executes trades in that security;

3.	Research Analysts and Research Assistants – may not buy or sell any securities for personal accounts seven calendar days before or after the issuance of or a change in any recommendation; or seven calendar days before or after any managed fund, UIT or client account about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security;

4.	Advisory Personnel (see Section II for details) – may not buy or sell any securities for personal accounts on the same day that a TPG client, the Fund or UITs about which the employee is likely to have trading or portfolio information (as determined by the Compliance Department) trades in that security; and

5.	UIT Personnel – all employees assigned to the Unit Trust Department are prohibited from transacting in any security when a UIT portfolio is buying the same (or a related) security, until seven business days after the later of the completion of the accumulation period or the public announcement of the trust portfolio. Similarly, all UIT employees are prohibited from transacting in any security held in a UIT (or a related security) seven business days prior to the liquidation period of the trust.

Employees in the above categories may also be considered Advisory Personnel for other accounts about which such employees are likely to have trading or portfolio information (as determined by the Compliance Department).

Blackout period requirements shall not apply to any purchase or sale, or series of related transactions involving the same or related securities, involving 500 or fewer shares in the aggregate if the issuer has a market capitalization (outstanding shares multiplied by the current price per share) greater than $10 billion and is listed on a U.S. Stock Exchange or NASDAQ. Note: Pre-clearance is still required. Under certain circumstances, the Compliance Department may determine that an employee may not rely upon this “Large Cap/De Minimus” exemption. In such a case, the employee will be notified prior to or at the time the pre-clearance request is made.

X.	Special Transactions - Covered Employees may not engage in the transactions listed below without the prior written approval from: (i) their supervisor, and (ii) the Chief Compliance Officer of the Complex Entity where such person is an employee, or a designee of such Chief Compliance Officer. In addition, Portfolio Managers, and Research or Quantitative Analysts must also obtain prior written approval from the [CIO/Chief Compliance Officer or designee (e.g., Senior Investment Officer)] for:

1.	The purchase, direct or indirect acquisition, or investment of an interest in any private placement, limited partnership, extension of credit or commitment of capital for investment purposes including loans for investment or business purposes. Investments in private placements are also subject to the pre-clearance requirements set forth in Section VIII above. (See attached Exhibit E - Outside Investment Approval Request Form).

The acquisition of any securities in an initial public offering (new issues of municipal debt securities, and a mutual savings bank or thrift conversion to a publicly held ownership during the community offering period) may not be acquired.

In addition, a security appearing on any restricted list that is applicable to any of the Complex Entities that prohibit employees from executing a transaction in the issuer’s equity, fixed income, options, equity derivatives, warrants, rights, or any other securities related to the issuer may not be purchased.

XI.	Transactions in Options and Futures - Covered Employees may buy or sell derivative instruments such as individual stock options, options and futures on indices, and options and futures on fixed-income securities, and may buy or sell physical commodities and futures and forwards on such commodities. These transactions must comply with all of the policies and restrictions described in this Code, including pre-clearance, blackout periods, transactions in Citigroup securities and the 60 calendar day holding period. However, the 60 calendar day holding period does not apply to individual stock options that are part of a hedged position where the underlying stock has been held for more than 60 calendar days and the entire position (including the underlying security) is closed out.

XII.	Chief Compliance Officer Oversight - The Chief Compliance Officer’s designee shall review on a periodic basis all beneficial ownership of securities (excluding beneficial ownership through owning fund shares) by portfolio managers and analysts of the Fund or UITs, and will compare the results of such ownership reviews with securities transactions recommended or executed by such portfolio managers and analysts during the review period on behalf of the Fund or UITs.

XIII.	Transactions in Citigroup Securities - Unless a Covered Complex Entity Employee is subject to the provisions of the CPTP (as referenced in Section II above), or is otherwise notified to the contrary, such employee may trade in Citigroup securities without restriction (other than the pre-clearance and other requirements of this Code), subject to the limitations set forth below:

1.	Employees whose jobs are such that they know about Citigroup’s quarterly earnings prior to release may not engage in any transactions in Citigroup securities during the “blackout periods” which begin on the first day of the last month of each calendar quarter and end 24 hours after Citigroup earnings are released to the public. Covered Complex Entity Employees subject to the CPTP (as referenced in Section II above), are subject to these blackout periods. Charitable gifts of Citigroup securities are not subject to this blackout period, but must still be pre-cleared.

2.	Stock option exercises are permitted during a blackout period, unless the employee is subject to the provisions of the CPTP (as referenced in Section II above).

3.

With regard to exchange-traded options, no transactions in Citigroup options are permitted except to close or roll an option position granted by Citigroup that expires during a blackout period. Charitable contributions of Citigroup securities may be made during the blackout period, but an individual’s private foundation may not sell donated Citigroup common stock during the blackout period. “Good ‘til cancelled” orders on Citigroup stock must be cancelled before entering a blackout period and no such orders may be entered during a blackout period.

4.	No employee may engage at any time in any personal transactions in Citigroup securities while in possession of material non-public information. Investments in Citigroup securities must be made with a long-term orientation rather than for speculation or for the generation of short-term trading profits. In addition, please note that employees must not engage in the following transactions:

•	Short sales of Citigroup securities;

•	Purchases or sales of options (“puts” or “calls”) on Citigroup securities, except writing a covered call at a time when the securities could have been sold under this Code;

•	Purchases or sales of futures on Citigroup securities; or

•	Any transactions relating to Citigroup securities that might reasonably appear speculative.

5.	The number of Citigroup shares an employee is entitled to in the Citigroup Stock Purchase Plan is not treated as a long stock position until such time as the employee has given instructions to purchase the shares of Citigroup. Thus, employees are not permitted to use options to hedge their financial interest in the Citigroup Stock Purchase Plan.

6.	Contributions into the Firm’s 401(k) Plan are not subject to the restrictions and prohibitions described in this section.

XIV.	Outside Affiliations and Directorships - Covered Employees must obtain written approval from the Compliance Department before accepting or conducting outside employment (See attached Exhibit I - Outside Business Affiliations Form) or directorships (See attached Exhibit J – Outside Directorship Form). Approval of outside directorships, in addition to Compliance Department approval, is needed from the employee’s supervisor. For additional information and a copy of our policy and procedure for outside business activities, please refer to the FCLinx.

XV.	Acknowledgement and Reporting Requirements – Covered Employees - All new Covered Employees must certify that they have received a copy of this Code, and have read and understood its provisions. In addition, all Covered Employees must:

1.	Acknowledge receipt of the Code and any modifications thereof, which the Compliance Department shall provide to each person covered by the Code in writing (See attached Exhibit F for the Acknowledgement of the Code of Ethics Form);

2.	Within 10 days of becoming a Covered Employee, disclose in writing all information with respect to all securities beneficially owned and any existing personal brokerage relationships (employees must also disclose any new brokerage relationships whenever established). The holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person. Such information should be provided on Exhibit G - Initial Report of Securities Holdings Form;

3.	Direct their brokers to supply, on a timely basis, duplicate copies of confirmations of all personal securities transactions. (Note: this requirement may be satisfied through the transmission of automated feeds);

4.	Within 30 days (10 days for TPG employees) after the end of each calendar quarter, provide information relating to securities transactions executed during the previous quarter in a Covered Security in which the Covered Person had any direct or indirect beneficial ownership. TPG employees who are Citibank employees are required to provide a separate quarterly certification that is required by OCC regulations 12 C.F.R. 12.7 in a format specified by the Compliance Department. (Note: this requirement may be satisfied through the transmission of automated feeds, or the regular receipt of brokerage confirmations or account statements);

5.	Submit an annual holdings report containing similar information that must be current as of a date no more than 45 days before the report is submitted, and confirm at least annually all brokerage relationships and any and all outside business affiliations; and

6.	Certify on an annual basis that he/she has read and understood the Code, complied with the requirements of the Code and that he/she has pre-cleared and disclosed or reported all personal securities transactions and securities accounts required to be disclosed or reported pursuant to the requirements of the Code (See attached Exhibit H - Annual Certification Form).

XVI.	Fund Trustees - Fund trustees must comply with the provisions set forth in Section XV.2 through XV.5 (in the case of Section XV.2, within 10 days of becoming a Fund trustee), except as described below:

1.	A Fund trustee who is not an “interested person” of the Fund, within the meaning of Section 2(a)(19) of the 1940 Act, and who would be required to make reports solely by reason of being a Fund trustee, is not required to make the initial and annual holdings reports required by Section XV.2 and Section XV.5 above.

2.	A “non-interested” Fund trustee need not supply duplicate copies of confirmations of personal securities transactions required by Section XV.3 above, and need only make the quarterly transactions reports required by Section XV.4 above as to any Covered Security if at the time of a transaction by the trustee in that Covered Security he/she knew or, in the ordinary course of fulfilling his/her official duties as a trustee of the Fund, should have known that, during the 15-day period immediately before or after that transaction, that security is or was purchased or sold by the Fund or UITs, or was being considered for purchase or sale by the Fund or UITs.

XVII.	Handling of Disgorged Profits - Any amounts that are paid/disgorged by an employee under this Code shall be donated by the employee to one or more charities as directed by the Compliance Department.

XVIII.	Confidentiality - All information obtained from any Covered Person pursuant to this Code shall be kept in strict confidence, except that such information will be made available to the Securities and Exchange Commission, any other regulatory or self-regulatory organization, the Fund Board of Trustees, and the UIT Oversight Committee to the extent required by law, regulation or this Code.

XIX.	Other Laws, Rules and Statements of Policy - Nothing contained in this Code shall be interpreted as relieving any person subject to the Code from acting in accordance with the provision of any applicable law, rule or regulation or, in the case of Covered Employees, any statement of Code or procedure governing the conduct of such person adopted by Citigroup, its affiliates and subsidiaries.

XX.	Retention of Records - All records relating to personal securities transactions hereunder and other records meeting the requirements of applicable law and regulation, including a copy of this Code and any other policies covering the subject matter hereof, shall be maintained in the manner and to the extent required by applicable law and regulation, including regulations of the Office of the Comptroller of the Currency Rule 17j-1 under the 1940 Act and Rule 204-2 under the Advisers Act. The Compliance Department shall have the responsibility for maintaining records created under this Code.

XXI.	Media Statements - All personnel of the Complex Entities and certain personnel of CGMI as identified in Section II above owe a fiduciary duty to the shareholders of the Fund and unitholders of the UITs. Any Covered Employee, subject to other Citigroup policies and procedures, making any statements through any media outlet (including internet online statements), must be sensitive regarding the securities being discussed. Any such statements should be consistent with the employee’s professional and personal investing practices, and is subject to review by the Compliance Department.

XXII.	Exceptions to the Code - Any exceptions to this Code must have the prior written approval of the relevant [CIO/]Chief Compliance Officer of the relevant Complex Entity, or designee. Any questions about this Code should be directed to the Compliance Department.

XXIII.	Board Review - At least annually, a written report and certification meeting the requirements of Rule 17j-1 under the 1940 Act shall be prepared by the Chief Compliance Officer for each of the Fund and CIAS, and presented to the Fund’s Board of Trustees.

XXIV.	Other Codes of Ethics - To the extent that any: (i) officer of the Fund, or (ii) access persons (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) of an investment sub-adviser, sponsor, or principal underwriter of the Fund or UITs, are not Covered Persons hereunder, such persons must be covered by at least one separate Code of Ethics which is approved in accordance with applicable law and regulation. In the event of a conflict between the provisions appearing in this Code and provisions appearing in any other applicable Codes of Ethics, the more restrictive provision (benefiting the Fund, UITs, and CIAS in the most favorable fashion) shall be adhered to.

XXV.	Amendments - This Code may be amended from time to time by the Compliance Department. Any material amendment of this Code shall be submitted to the Board of Trustees of the Fund for approval in accordance with Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. Any material amendment of this Code that applies to the trustees of the Fund shall become effective as to the trustees of the Fund only when the Fund’s Board of Trustees has approved the amendment in accordance with Rule 17j-1 or at such earlier date as may be required to comply with applicable law and regulation.

TABLE OF EXHIBITS FOR CITIGROUP CODE OF ETHICS FORMS

EXHIBIT	TITLE	PAGE
A	Explanation of Beneficial Ownership	13

B	Outside Brokerage Account Approval Request Form	14

C	Employee Trade Pre-Approval/Notification Form- CGCM	15

D	Employee Trade Pre-Approval/Notification Form - UITs	18

E	Employee Trade Pre-Approval/Notification Form – TPG	21

F	Outside Investment Approval Request Form	23

G	Outside Investment – Letter of Acknowledgement	24

H	Acknowledgement of Code of Ethics Form	25

I	Initial Report of Securities Holdings Form	26

J	Annual Compliance Certification Form	27

K	Outside Business Affiliation Form	30

L	Outside Directorship Form	31

Temporary Personnel Only
M	Outside Brokerage Account Approval Request Form	32
	(Temporary Worker Only)

N	Trade Pre-Approval/Notification Form	33
	(Temporary Worker Only)

O	Acknowledgement of Code of Ethics Form	34
	(Temporary Worker Only)

EXHIBIT A

EXPLANATION OF BENEFICIAL OWNERSHIP

You are considered to have “Beneficial Ownership” of Securities if you have or share a direct or indirect “Pecuniary Interest” in the Securities.

You have a “Pecuniary Interest” in Securities if you have the opportunity, directly or indirectly, to profit or share in any profit derived from a transaction in the Securities.

The following are examples of an indirect Pecuniary Interest in Securities:

1.	Securities held by members of your immediate family sharing the same household; however, this presumption may be rebutted by convincing evidence that profits derived from transactions in these Securities will not provide you with any economic benefit.

“Immediate family” means any child, stepchild, grandchild, parent, significant other, stepparent, grandparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and includes any adoptive relationship.

2.	Your interest as a general partner in Securities held by a general or limited partnership.

3.	Your interest as a manager-member in the Securities held by a limited liability company.

4.	You are a member of an “investment club” or an organization that is formed for the purpose of investing a pool of monies in the types of securities mentioned in this Code Section V.

You do not have an indirect Pecuniary Interest in Securities held by a corporation, partnership, limited liability company or other entity in which you hold an equity interest, unless you are a controlling equity holder or you have or share investment control over the Securities held by the entity.

The following circumstances constitute Beneficial Ownership by you of Securities held by a trust:

1.	Your ownership of Securities as a trustee where either you or members of your immediate family have a vested interest in the principal or income of the trust.

2.	Your ownership of a vested interest in a trust.

3.	Your status as a settlor of a trust, unless the consent of all of the beneficiaries is required in order for you to revoke the trust.

The foregoing is a summary of the meaning of “beneficial ownership.” For purposes of the attached Code of Ethics,”beneficial ownership” shall be interpreted in the same manner as it would be in determining whether a person is subject to the provisions of Section 16 of the Securities Exchange Act of 1934 and the rules and regulations thereunder.

EXHIBIT B

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Outside Brokerage Account Approval Request Form

Employee Name:	SSN (TIN):

The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Smith Barney or Citicorp Investment Services:

Outside Brokerage Firm
Name:

Brokerage Firm Address: (Where letter should be sent)

Account Number:

Full Account Title:

Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney or Citicorp Investment Services:

☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with the Fund, UITs, CIAS or CGCM is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts of which an employee or related person has a beneficial ownership, but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution. Please refer to Exhibit A for a more detailed description of beneficial ownership.

☐	Other: .

A copy of any relevant statement(s) and this completed form must be provided to the relevant Compliance Department at:

Employee Signature

Supervisor Signature	Compliance Dept. Signature

This completed form should be faxed to (646) 291-5120 (No fax coversheet needed).

EXHIBIT C

CONSULTING GROUP CAPITAL MARKETS FUNDS

Employee Pre-Trade Approval/Notification Form (Part 1)

Instructions:

All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to: (646) 291-5120 (No fax coversheet needed).

Employee Information

Employee Name:	Phone Number:
Account Title:	Account Number:
Name of Fund/UIT for which employee is a Covered Person:

Security Information

Security Name	Ticker	Buy/Sell / Exchange	If Sale, Date of Acquisition	No. of Shares	IPO (Yes or No)	Private Placement (Yes or No)

Your position:
(Please check one of the following)	☐ Portfolio Manager / Portfolio Manager Assistant
☐ Research Analyst / Research Analyst Assistant
☐ Trader / Trader Assistant
☐ Unit Trust Personnel
☐ Other (Advisory Personnel)

NOTE:	• All Portfolio Managers must complete part 2 of this form.
• All Fundamental Research Analysts and their Assistants must complete part 3 of this form and have signed by the Chief Investment Officer or designee.

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in proprietary open-end U.S. mutual funds or open-end U.S. mutual funds for which CIAS serves as a adviser or CGMI serves as principal underwriter notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the Fund or UITs (including mutual funds managed by CIAS or principally underwritten by CGMI). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for the Fund or UIT(s) for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT C

CONSULTING GROUP CAPITAL MARKETS FUNDS

Employee Pre-Trade Approval/Notification Form

(Part 2– PORTFOLIO MANAGER CERTIFICATION)

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate “N/A”.

1.	Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

Yes  ☐    No  ☐

2.	Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven calendar days?

Yes  ☐    No  ☐

3.	Do any of your client accounts currently own the securities (or related securities)? Yes ☐ No ☐

3a.	If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

4.	Have you, in the past 7 calendar days, considered purchasing the securities (or related securities) for your client accounts?

Yes  ☐    No  ☐

4a.	If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

4b.	If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by CIAS or principally underwritten by CGMI. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for the Fund or UITs (and any mutual funds for which CIAS serves as adviser or CGMI serves as principal underwriter) for which I am considered a Covered Person. The proposed transaction(s) is/are consistent with all Firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT C

CONSULTING GROUP CAPITAL MARKETS FUNDS

Employee Pre-Trade Approval/Notification Form

(Part 3– Supplemental Personal Trade Pre-Approval Form for Research Personnel)

Trade Date:

Buy or Sell	Security Name/Ticker	Shares/ Units	Client Account[1] (Y/N)	Recommended Security[2] (Y/N)	Conflict with Research Department[3] (Y/N)	Conflict with Managed Funds or Client Accounts[4] (Y/N)

Please read and check to acknowledge:

☐	I agree that if an investment opportunity for a client in the same security presents itself within seven (7) calendar days of my personal trade, I will break my personal trade or immediately seek a waiver from the Compliance Department.

☐	I have not executed more than twenty (20) transactions (including the transaction(s) I am seeking pre-approval for above) during the past calendar month.

☐	Do you currently own in a personal account any securities that you cover? ☐ Yes ☐ No If “Yes”, please supply the Name, Symbol and CUSIP number below:

Certification:

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the Fund or UITs (including any mutual funds managed by CIAS or principally underwritten by CGMI). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for the Fund or UITs (including any mutual funds for which CIAS serves as adviser or CGMI serves as principal underwriter) for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Firm policies regarding employee personal securities transactions.

Approved[5]:
Employee Signature	Date	Chief Investment Officer (Print Name)

		Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

[1]	Is this security being purchased or sold for a client or being considered for purchase or sale for a client?
[2]	Is this security currently a “recommended” security?
[3]	If the security is a “recommended” security, will your personal trade occur seven (7) calendar days before or after the issuance of a change or recommendation?
[4]	Will your personal trade occur seven (7) calendar days before or after the Fund or UITs (for which you have trading or portfolio information) trade in that security?
[5]	Must be signed by the Chief Compliance Officer.

EXHIBIT D

UNIT INVESTMENT TRUSTS

Employee Pre-Trade Approval/Notification Form

(Part 1)

Instructions:

All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to (646) 291-5120 (No fax coversheet needed).

Employee Information

Employee Name:	Phone Number:
Account Title:
Name of UIT for which employee is a Covered Person:

Security Information

Security Name	Ticker	Buy/Sell / Exchange	If Sale, Date of Acquisition	No. of Shares	IPO (Yes or No)	Private Placement (Yes or No)

Your position:
(Please check one of the following)	☐ Portfolio Manager / Portfolio Manager Assistant
☐ Research Analyst / Research Analyst Assistant
☐ Trader / Trader Assistant
☐ Unit Trust Personnel
☐ Other (Advisory Personnel)

NOTE:	• All Portfolio Managers must complete page two of this form.
• All Fundamental Research Analysts and their Assistants must complete page three of this form and signed by the Chief Investment Officer or designee.

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in proprietary open-end U.S. mutual funds or open-end U.S. mutual funds for which CIAS serves as adviser or CGMI serves as principal underwriter, notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the UITs (including mutual funds managed by CIAS or principally underwritten by CGMI). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for the UIT(s) for which I am considered a Covered Person. The proposed transaction(s) is/are consistent with all Firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT D

UNIT INVESTMENT TRUSTS

Employee Pre-Trade Approval/Notification Form

(Part 2– PORTFOLIO MANAGER CERTIFICATION)

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate “N/A”.

4.	Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

Yes  ☐     No  ☐

5.	Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven calendar days?

Yes  ☐     No  ☐

6.	Do any of your client accounts currently own the securities (or related securities)? Yes ☐ No ☐

3a.	If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

5.	Have you, in the past 7 calendar days, considered purchasing the securities (or related securities) for your client accounts?

Yes  ☐     No  ☐

4a.	If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

4b.	If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by CIAS or principally underwritten by CGMI. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for the UITs (and any mutual funds for which CIAS serves as adviser or CGMI serves as principal underwriter) for which I am considered a Covered Person. The proposed transaction(s) is/are consistent with all Firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT D

UNIT INVESTMENT TRUSTS

Employee Pre-Trade Approval/Notification Form

(Part 3– Supplemental Personal Trade Pre-Approval Form for Research Personnel)

Trade Date:

Buy or Sell	Security Name/Ticker	Shares/ Units	Client Account[6] (Y/N)	Recommended Security[7] (Y/N)	Conflict with Research Department[8] (Y/N)	Conflict with Managed Funds or Client Accounts[9] (Y/N)

Please read and check to acknowledge:

☐	I agree that if an investment opportunity for a client in the same security presents itself within seven (7) calendar days of my personal trade, I will break my personal trade or immediately seek a waiver from the Compliance Department.

☐	I have not executed more than twenty (20) transactions (including the transaction(s) I am seeking pre-approval for above) during the past calendar month.

☐	Do you currently own in a personal account any securities that you cover? ☐ Yes ☐ No If “Yes”, please supply the Name, Symbol and CUSIP number below:

Certification:

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the UITs (including any mutual funds managed by CIAS or principally underwritten by CGMI). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for the UITs (including any mutual funds for which CIAS serves as adviser or CGMI serves as principal underwriter) for which I am considered a Covered Person. The proposed transaction(s) are consistent with all Firm policies regarding employee personal securities transactions.

Approved[10]:
Employee Signature	Date	Chief Investment Officer (Print Name)

		Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

[6]	Is this security being purchased or sold for a client or being considered for purchase or sale for a client?
[7]	Is this security currently a “recommended” security?
[8]	If the security is a “recommended” security, will your personal trade occur seven (7) calendar days before or after the issuance of a change or recommendation?
[9]	Will your personal trade occur seven (7) calendar days before or after the UITs (for which you have trading or portfolio information) trade in that security?
[10]	Must be signed by the Chief Compliance Officer.

EXHIBIT E

Tailored Portfolio Group

Employee Pre-Trade Approval/Notification Form

(Part 1)

Instructions:

All employees are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the employee as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted. This completed form should be faxed to (646) 291-5120. To contact Compliance regarding this form or any related questions, please see the SB or CPB Compliance web sites for contact details.

Employee Information

Employee Name:	Phone Number:
Account Title:
Account Number:
Managed Account(s)/Mutual Fund(s) for which employee is a Covered Person:

Security Information

Security Name	Ticker	Buy/Sell / Exchange	If Sale, Date of Acquisition	No. of Shares	IPO (Yes or No)	Private Placement (Yes or No)

Your position:
(Please check one of the following)	☐ Portfolio Manager / Portfolio Manager Assistant
☐ Research Analyst / Research Analyst Assistant
☐ Trader / Trader Assistant
☐ Unit Trust Personnel
☐ Other (Advisory Personnel)

NOTE:	• All Portfolio Managers must complete page two of this form.
• All Fundamental Research Analysts and their Assistants (Systematic Equity Platform) must complete page three of this form and signed by their Senior Investment Officer or designees.

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions inU.S. mutual funds TPG notification is acknowledged by the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by TPG. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Managed Accounts for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT E

TAILORED PORTFOLIO GROUP

Employee Pre-Trade Approval/Notification Form

(Part 2– PORTFOLIO MANAGER CERTIFICATION)

All portfolio managers must answer the following questions in order to obtain pre-approval. All questions must be answered or the form will be returned. If a question is not applicable, please indicate “N/A”.

7.	Have your client accounts purchased or sold the securities (or related securities) in the past seven calendar days?

Yes  ☐    No  ☐

8.	Do you intend to purchase or sell the securities (or related securities) for any client accounts in the next seven calendar days?

Yes  ☐    No  ☐

9.	Do any of your client accounts currently own the securities (or related securities)? Yes ☐ No ☐

3a.	If yes, and you are selling the securities for your personal account, please explain why the sale of the securities was rejected for client accounts but is appropriate for your personal account:

6.	Have you, in the past 7 calendar days, considered purchasing the securities (or related securities) for your client accounts?

Yes  ☐    No  ☐

4a.	If yes, and you are purchasing securities for your personal account, please explain why the purchase of the securities is appropriate for your account but has been rejected for your client accounts:

4b.	If no, and you are purchasing securities for your personal account, please explain why the purchase of the securities has not been considered for your client accounts:

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval (or in the case of U.S. mutual funds, acknowledgement) is obtained from the Compliance Department. I further certify that, except as described on an attached page, to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with any account managed by TPG (including mutual funds managed by TPG). I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related securities for any Managed Accounts for which I am considered a Covered Person. The proposed transaction(s) are consistent with all firm policies regarding employee personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT F

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Outside Investment Approval Request Form

The Code of Ethics requires employees to obtain the prior written approval of the Compliance Department or designee before making an outside investment. Examples of “outside investments” include, but are not limited to, private placements, limited partnerships, and any investments in securities that cannot be made through a member company of Citigroup. If the investment is a private placement or limited partnership, you must provide a copy of the prospectus, offering statement, subscription agreement or other similar document. You may also be required to obtain a letter from the issuer’s General Partner or other appropriate person stating that no member company of Citigroup will have a business relationship, nor will your status as an employee of the Fund, CIAS, TPG or the UITs, be utilized to solicit interest or investment from others.

Employees must not make an outside investment if such investment may present a potential conflict of interest.

PRINT Name	Social Security Number	Date

Title/Position	Office Telephone Number

Department Name	Location

Name of Investment	Anticipated Date of Investment	Amount of investment $

Type of Investment	☐ Private Placement	☐ Limited Partnership	☐ Other investment which cannot be made through a member of company of Citigroup (specify)

Does this entity have, or is it anticipated to have, an account or investment banking relationship with a member company of Citigroup?	☐ No	☐ Yes	If Yes, Specify Account Number or Describe Relationship

Is your participation exclusively as a passive investor?	☐ Yes	☐ No	If No, Please explain any other involvement.

Additional Remarks:

Employee Representations:

•

I understand that the Fund, CIAS, or the UITs are not recommending, soliciting interest in, or in any way commenting on the advisability or suitability of the investment. My decision to invest was made in my individual capacity independent from Citigroup Asset Management.

•	I have not, and will not, receive any selling compensation from anyone in connection with this investment.

•	With respect to my above investment, I acknowledge that I have not solicited and will not solicit any interest in this investment from clients or members of the general public.

Send the completed form and all relevant documents to:

Compliance Department, 222 Delaware Avenue, 7th Floor, Wilmington, DE 19801.

Employee Signature	Employee’s Signature	Date

Supervisor Approval	Print Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Chief Compliance Officer Approval	Print Name of Chief Compliance Officer	Signature of CCO	Date

Compliance Department Review	Print Name	Signature	Date

EXHIBIT G

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Outside Investment - Letter of Acknowledgement

Date: [Insert date]

Compliance Department

[address]

Re: Name of Investment/Product

Dear Compliance Department:

With respect to the investment in the above entity by [the Fund’s, CIAS’s, TPG’s, or the UIT’s] employee, Employee’s Name, I acknowledge that:

Employee’s Name investment in Name of Investment/Product is his/her own personal investment, which has no connection with [the Fund, CIAS, TPG or the UIT].

The [the Fund, CIAS, TPG or the UIT] name or Employee’s Name status as an employee of [the Fund, CIAS, TPG, or the UIT] will not be utilized to solicit any interest or investment in Name of Investment/Product from others.

There has been and will be no relationship between Name of Employee investment in Name of Investment/Product and any account at [the Fund, CIAS, TPG or the UIT].

Employee’s Name is a restricted person as defined under the National Association of Securities Dealers’ Free-Riding and Withholding Rules. Accordingly, in the event that Name of Investment/Product may determine to invest in public offerings of securities, I represent that it will not purchase “hot issues” or will otherwise restrict any allocation of hot issues to the benefit of Name of Employee partnership interest.

Very truly yours,

[Principal/General Partner]

EXHIBIT H

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Acknowledgement of Code of Ethics Form

I acknowledge that I have received and read the Code of Ethics for Consulting Group Capital Markets Funds, Unit Investment Trusts, Citigroup Investment Advisory Services and Tailored Portfolio Group dated December 1, 2005 (as amended). I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

Employee Name (Print):
Signature:
Date:

Tax I.D./Social Security Number:	Date of Hire:
Job Function & Title:	Supervisor:
Location:

Floor and/or Zone:	Telephone Number:

NASD Registered Employee (Please check one)	☐ Yes ☐ No
If registered, list Registration \ License:

This Acknowledgment form must be completed and returned within 10 days of employment to the:

Please fax to: 646-291-5120

To contact Compliance regarding this form or any related questions, please see the SB or CPB Compliance web sites for contact details.

EXHIBIT I

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Initial Report of Securities Holdings Form

This report must be signed, dated and returned within 10 days of employment and the holdings report must be current as of a date not more than 45 days prior to the employee becoming a Covered Person

Employee Name:	Date of Employment:

Brokerage Accounts:

☐	I do not have beneficial ownership of any account(s) with any financial services firm. Please refer to Exhibit “A” for definition of beneficial ownership.

☐	I maintain or have beneficial ownership in the following account(s) with the financial services firm(s) listed below (attach additional information if necessary, e.g., a brokerage statement). Please include the information required below for any broker, dealer, or bank where an account is maintained and which holds securities for your direct or indirect benefit as of the date you began your employment.

Name of Financial Service(s) Firm and Address	Account Title	Account Number

Securities Holdings:

Complete the following (or attach a copy of your most recent statement(s)) listing all of the securities holdings in which you have beneficial ownership, with the exception of non-proprietary U.S. registered open-ended mutual funds for which CIAS does not serve as adviser and CGMI does not serve as principal underwriter and U.S Government securities if:

•

You own securities that are held by financial services firm(s) as described above. If you submit a copy of a statement, it must include all of the information set forth below. Please be sure to include any additional securities purchased since the date of the brokerage statement that is attached. Use additional sheets if necessary.

•

Your securities are not held with a financial service(s) firm (e.g., stock and dividend reinvestment programs and private placements, shares held in certificate form by you or for you, or shares held at a transfer agent).

Title of Security	Ticker Symbol or CUSIP No.	# of Shares	Principal Amount	Held Since	Financial Services Firm

☐	I have no securities holdings to report.

I certify that I have received the Code of Ethics for Consulting Group Capital Markets Funds, Unit Investment Trusts, and Citigroup Investment Advisory Services, and Tailored Portfolio Group dated December 1, 2005 (as amended) and have read them and understood their contents. I further certify that the above represents a complete and accurate description of my brokerage account(s) and securities holdings as of my date of employment.

Employee Name:	Date of Signature:

EXHIBIT J

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Annual Compliance Certification Form

(Page 1)

Annually, Consulting Group Capital Markets Funds, Unit Investment Trusts, Citigroup Investment Advisory Services, and Tailored Portfolio Group employees must confirm details of brokerage, bank trust, or other accounts used for personal securities transactions and details of outside business affiliations.11 Such affiliations include directorships, other business activities, and investments in securities that cannot ordinarily be made through a Citicorp brokerage account (i.e. a private placement or a limited partnership). Please note that any open-end U.S. mutual funds advised by CIAS or principally underwritten by CGMI must to be transferred to either Smith Barney or Citicorp Investment Services.

I. Brokerage Accounts:

☐	I do not have a beneficial ownership in any account(s) with any financial services firm. Please refer to Exhibit A for definition of beneficial ownership.

☐	I maintain or have a beneficial ownership in the following account(s) with the financial services firm(s) listed below. Please include the information required below for any broker, dealer, or bank where an account is maintained and which holds securities for your direct or indirect benefit as of December 31, 2005.

Name of Financial Service(s) Firm and Address	Account Title	Account Number

Please proceed to page 2

[11]	Rule 17j-1 under the Investment Company Act of 1940 and Rule 204A-1 under the Investment Advisers Act of 1940.

EXHIBIT J

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Annual Compliance Certification Form

(Page 2)

II. Securities Holdings:

☐	I have no securities holdings to report.

☐	I maintain or have a beneficial ownership in the following securities owned which may be held by a broker, dealer, transfer agent, or bank in an account other than an approved brokerage account or by a Covered Person (or by another party on behalf of the Covered Person) or in certificate form (e.g., a stock certificate placed in a safe deposit box) or in a stock purchase plan or dividend reinvestment plan. You must include proprietary mutual funds, mutual funds advised by CIAS or principally underwritten by CGMI, and off-shore (non-U.S.) mutual funds.

Title of Security	Ticker Symbol	# of Shares	Principal Amount	Held Since	Financial Services Firm

Please proceed to page 3

EXHIBIT J

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Annual Compliance Certification Form

(Page 3)

III.Outside Business Affiliations:

☐	I have no outside business affiliations to report.

☐	I maintain the following directorships, other business activities and investments in securities that cannot ordinarily be made through a Smith Barney or Citicorp Investment Services account. Include investments beneficially owned by:

(i) a spouse; or (ii) an immediate family member in the same household.

Firm Name/Investment (add additional lines, if necessary)	Position/Activity	Date Commenced

I certify that the above information is complete and accurate as of December 31, 2005.

I acknowledge that I have received and read the Code of Ethics for Consulting Group Capital Markets Funds, Unit Investment Trusts, Citigroup Investment Advisory Services, and Tailored Portfolio Group dated December 1, 2005 (as amended). I fully understand the provisions of the Code – including the new provisions that bring any open-end U.S. mutual funds advised by CIAS or principally underwritten by CGMI and any off-shore mutual fund within the scope of this policy – as described therein and agree to abide by them. I also certify that I have complied with the requirements of the Code of Ethics and have pre-cleared and disclosed all securities transactions executed during calendar year 2005 pursuant to the requirements of the Code of Ethics.

Signature	Date

Name (Print)	Department

If, during 2005, you failed to seek pre-clearance for a personal securities transaction or otherwise violated the Code of Ethics, you must make your certification subject to that disclosure. If so, please indicate if a member of the Compliance Department has addressed this issue with you and if you fully understand the nature of your violation.

Please return the completed and signed certification to the relevant Compliance Department contacts listed below or fax to: (646) 291-5120 by February 7, 2006. Any questions relating to the Firm’s policies, including the requirement to seek pre-approval for personal investments and outside business affiliations, should be directed to the Compliance Department.

Please see the SB or CPB Compliance web sites for Compliance contact details.

EXHIBIT K

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Outside Business Affiliation Form

Employees must obtain prior written approval for any outside employment or other business affiliation including self-employment, ownership of or active participation in a business, fiduciary appointments, and any other position for which the employee accepts compensation. (Requests for approval of Outside Directorships must be submitted to the Compliance Department.)

COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE AFFILIATION.

PRINT Name	Social Security Number	Date
Title	Office Telephone Number
Branch/Department Name	Location
Name of Outside Entity

☐ Not-for-Profit	☐ Outside Employment	☐ Fiduciary Appointment	☐ Other (specify)

Nature of Business
Your Title or Function at Outside Entity	Date Association/Term Begins	Annual Compensation $
Time Devoted DURING Business Hours per Month	Time Devoted AFTER Business Hours per Month	Total Amount of time
Description of Duties:

Does this entity or any principal have an account or other business relationship with the Fund, UITs, CIAS, TPG or their affiliates?	If Yes, Specify Account Number or Describe Relationship

Employee Representations:

•	I will not solicit others within the Firm or clients of the Firm to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within the Firm.

Employee Signature	Employee’s Signature			Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Compliance Department Review	Print Name	Signature		Date

Please fax completed forms to 646-291-5120. Compliance contact details can be found on the SB and CPB Compliance web sites.

EXHIBIT L

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Outside Directorship Form

Employees must obtain prior written approval from their supervisor (SVP or MD level) for any outside directorship position of a not-for-profit or charitable organization. If the entity is in the financial services industry (such as a Credit Union) or the employee will be serving on an investment committee or participating in investment related decisions, the employee must also obtain additional approvals. Any request to serve as a director of a for-profit organization must be approved by the Compliance Department. Employees serving as outside directors are not entitled to indemnification or insurance coverage by the Fund, CIAS, TPG or their affiliates unless service on the board is at the specific written request of the Fund or CIAS.

COMPLETE ONE COPY OF THIS FORM FOR EACH APPLICABLE ENTITY.

PRINT Name	Social Security Number

Title	Office Telephone Number

Branch/Department Name	Location

1. Name of Entity	Date

2. ☐ Not-for-Profit	☐ For-Profit	3. ☐ Public	☐ Privately Owned

4. Main Activity of the Entity

5. Your Title or Function	Date Association/Term Begins	Date Term Expires	Annual Compensation $

6. Time Devoted During/After Business Hours	Time Devoted After Close of Market	Your Financial Interest in the Entity

7. Do any affiliates of the Fund, UITs, CIAS, TPG or CGCM make a market in Any securities issued by the entity?	☐ No	☐ Yes	☐ Not Applicable
8. Is the Directorship requested by Fund, UITs, CIAS, TPG, CGCM or their affiliates?	☐ No	☐ Yes	☐ Attach copy of Request Letter and other details.
9. Do you know of any significant adverse information about the entity or any actual or potential conflict of interest between the entity and the Fund, UITs, CIAS, TPG, CGCM, or their affiliates?	☐ No	☐ Yes	☐ Attach detail and documents.

10.For PUBLIC COMPANIES attach the most recent “10-K”, “10-Q”, Latest Annual Report, “8-K’s”, and Prospectus	☐ 10-K Attached	☐ Annual. Rpt Attached	☐ Prospectus Attached
For NON-PUBLIC ENTITIES attach Audited Financial Statements	☐ 10-Q Attached	☐ 8-K’s Attached	☐ Fin. Stmts. Attached

11. Does the entity or any principal have an account or other business relationship With the Fund, UITs, CIAS, CGCM, or their affiliates?	☐ No	☐ Yes	If yes, specify Acct. No. or describe relationship
12. Additional Remarks

Employee Representations:

•	I will not solicit others within the Firm or clients of the Firm to participate in, contribute to, or otherwise support the activities of the outside entity.

•	I will inform my supervisor of any material change in the nature of my affiliation with this outside entity or in the nature of the entity’s activities.

•	I will inform my supervisor and the Compliance Department of any potential conflicts of interest between my outside affiliation and my position within the Firm.

Employee Signature	Employee’s Signature	Date

Supervisor Approval	PRINT Name of Supervisor	Title of Supervisor	Signature of Supervisor	Date

Chief Compliance Officer Approval	PRINT Name of Chief Compliance Officer	Signature of CCO	Date

Compliance Department Review	Print Name	Signature	Date

Please fax completed forms to 646-291-5120. Compliance contact details can be found on the SB and CPB web sites.

EXHIBIT M

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Temporary Workers/Independent Contractors

Outside Brokerage Account Approval Request Form

Temporary Worker/Independent Contractor Name (work assignment greater than one year):

Tax Identification/Social Security Number:

The following information is provided in order to obtain Compliance Department approval to open and/or maintain a brokerage account outside Smith Barney or Citicorp Investment Services:

Outside Brokerage Firm Name:

Brokerage Firm Address: (Where letter should be sent)

Account Number:

Full Account Title:

Please indicate the reason why you are requesting to open and/or maintain a brokerage account outside of Smith Barney or Citicorp Investment Services:

☐	The account is a fully discretionary account managed by investment advisors, which are registered as such with the SEC (see investment advisor acknowledgment form, attached).

☐	The account is a joint account with my spouse who works for the brokerage firm where the account will be maintained. My title and position with the Fund, UITs, CIAS, TPG, or CGCM is , and my spouse’s title and position with his/her firm is .

☐	Estate or trust accounts in which an employee or related person has a beneficial ownership (please refer to Exhibit “A” for a definition of beneficial ownership), but no power to affect investment decisions. There must be no communication between the account(s) and the employee with regard to investment decisions prior to execution.

A copy any relevant statement(s) and this completed form must be provided to the following relevant Compliance Department contact:

Please fax completed forms to 646-291-5120.

Employee Signature	Supervisor Signature

Compliance Department

EXHIBIT N

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Temporary Workers/Independent Contractors

Pre-Trade Approval/Notification Form

Instructions:

All temporary workers and independent contractors are required to submit this form to the Compliance Department prior to placing a trade. The Compliance Department will notify the temporary worker/independent contractor as to whether or not pre-approval is granted. Pre-approval or acknowledgment of notification is effective only on the date granted.

This completed form should be faxed to (646) 291-5120.

Temporary Worker/Independent Contractor Information

Temporary Worker/Independent Contractor Name:
Account Title:
Account Number:
Entity for which temporary worker/ independent contractor is a Covered Person:

Security Information

Security Name	Ticker	Buy/Sell /Exchange	If Sale, Date of Acquisition	No. of Shares	IPO (Yes or No)	Private Placement (Yes or No)

Your assignment with the Firm:

Certification

I certify that I will not effect the transaction(s) described above unless and until pre-clearance approval is obtained from the Compliance Department, or when executing transactions in proprietary open-end U.S. mutual funds or open-end U.S. mutual funds for which CIAS serves as adviser or CGCM serves as principal underwriter notification is acknowledged by the Compliance Department. I further certify that to the best of my knowledge, the proposed transaction(s) will not result in a conflict of interest with the Fund, UITs, CIAS, TPG or CGMI. I further certify that, to the best of my knowledge, there are no pending orders for any security listed above or any related security for any Complex Entity or CGMI for which I am considered a temporary Covered Person. The proposed transaction(s) are consistent with all Firm policies regarding temporary worker/independent contractor personal securities transactions.

Signature	Date

For Use By the Compliance Department

Are Securities Restricted?	☐ Yes	☐ No	Pre-approval Granted?	☐ Yes	☐ No	Reason not granted:

Compliance Department Signature:				Date:		Time:

EXHIBIT O

CONSULTING GROUP CAPITAL MARKETS FUNDS

UNIT INVESTMENT TRUSTS

CITIGROUP INVESTMENT ADVISORY SERVICES

TAILORED PORTFOLIO GROUP

Temporary Workers/Independent Contractors

Acknowledgement of Code of Ethics Form

I acknowledge that I have received and read the Code of Ethics for Consulting Group Capital Markets Funds, [Unit Investment Trusts], and Citigroup Investment Advisory Services dated December 1, 2005 (as amended). I understand the provisions of the Code of Ethics as described therein and agree to abide by them.

Temporary Worker/Independent ContractorName (Print):

Signature:	Date:

Tax I.D./Social Security Number:	Date of Assignment:
Job Function & Title:	Supervisor:
Location:

Floor and/or Zone:	Telephone Number:

This Acknowledgment form must be completed and returned within 10 days of assignment.

Please fax completed form to 646-291-5120.